TRANSAMERICA SERIES TRUST

Transamerica Voya Intermediate Bond VP

Transamerica Voya Large Cap Growth VP

Supplement to the Currently Effective Prospectus and Summary Prospectuses

On September 10, 2015, the Board of Trustees of Transamerica Series Trust approved proposals to liquidate Transamerica Voya Intermediate Bond VP and Transamerica Voya Large Cap Growth VP.

Each proposed liquidation is subject to holder approval. Proxy materials describing the proposed liquidations are expected to be mailed later in 2015. If holder approval is obtained, it is expected that the liquidations will take place during the fourth quarter of 2015.

If the liquidation of your fund is approved by holders and you have not transferred your account value out of the fund to another allocation option by the liquidation date, then upon the liquidation of your fund, the liquidation proceeds will be transferred to the corresponding share class of Transamerica Aegon Money Market VP.

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Investors Should Retain this Supplement for Future Reference

September 16, 2015